UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K/A

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): October 3, 2003



                    IROQUOIS GAS TRANSMISSION SYSTEM, L.P.
            (Exact name of registrant as specified in its charter)






       Delaware                    333-42578                    06-1285387
   _______________           ________________________      ___________________
   (State or other           (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                         Identification No.)
   incorporation or
   organization)


       1 Corporate Drive, Suite 600
               Shelton, CT                              06484
      ________________________________                 __________
      (Address of principal executive                  (Zip Code)
                offices)

                                 202-925-7200
                        ______________________________
                        (Registrant's telephone number,
                              including area code)

                         Explanatory Note

Iroquois Gas Transmission System, L.P. ("Iroquois") is filing this amendment to its Current Report on Form 8-K with the Securities and Exchange Commission earlier on this date to amend Item 5 - Other Events and Regulation FD Disclosure which inadvertently omitted the word "reviewed" of the last sentence, thereof to read as set forth below.


Item 5. 	Other Events and Regulation FD Disclosure

Eastchester Construction Status:

In the final phases of construction of Iroquois' Eastchester marine pipeline in Long Island Sound, work teams encountered a situation that will affect the project's costs and in-service date.

In the area of the Y-49 electric cables owned by the New York Power Authority
(NYPA), the pipeline has subsided into the soft soil of the bottom to a depth that has reduced the initial clearance between the pipe and two of the cables.


Iroquois, NYPA and the appropriate regulatory agencies are working in a cooperative effort to assess and resolve the situation.

Planning and preparation for such are now underway. The schedule for this work and the effect on the project's in-service date and costs are being reviewed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                IROQUOIS GAS TRANSMISSION SYSTEM, L.P., as Registrant
		By:  	Iroquois Pipeline Operating Company, its Agent

Dated: October 3, 2003      By:     /s/ Paul Bailey
                                    ____________________
                            Name:   Paul Bailey
                            Title:  Vice President and
                                    Chief Financial Officer